                                                                  EXECUTION COPY

                                WARRANT AGREEMENT

                                   Dated as of

                                 April 12, 1999

                                     between

                             CHART INDUSTRIES, INC.

                                       and

            each of the persons listed on the signature pages hereto


                                  Warrants for

                                 Common Stock of

                             CHART INDUSTRIES, INC.


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                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
ARTICLE 1      DEFINITIONS.............................................1
      SECTION 1.1 Definitions..........................................1
      SECTION 1.2. Other Definitions...................................2
      SECTION 1.3. Rules of Construction...............................3
ARTICLE 2      WARRANT CERTIFICATES....................................3
      SECTION 2.1. Form and Dating.....................................3
      SECTION 2.2. Legends.............................................4
      SECTION 2.3. Transfer Provisions.................................4
      SECTION 2.4. Replacement Certificates............................5
ARTICLE 3      EXERCISE TERMS..........................................5
      SECTION 3.1. Exercise Price......................................5
      SECTION 3.2. Exercise Period; Restrictions on Exercise...........5
      SECTION 3.3. Expiration..........................................5
      SECTION 3.4. Manner of Exercise..................................5
      SECTION 3.5. Issuance of Warrant Shares..........................6
      SECTION 3.6. Fractional Warrant Shares...........................7
      SECTION 3.7. Reservation of Warrant Shares.......................7
ARTICLE 4      ANTIDILUTION PROVISIONS.................................8
      SECTION 4.1. Changes in Common Stock.............................8
      SECTION 4.2. Rights Issue to All Holders of Common Stock.........8
      SECTION 4.3. Combination; Liquidation............................8
      SECTION 4.4. Other Events........................................9
      SECTION 4.5. Minimum Adjustment..................................9
      SECTION 4.6. Notice of Adjustment...............................10
      SECTION 4.7. Notice of Certain Transactions.....................10
      SECTION 4.8. Adjustment to Warrant Certificate..................11
ARTICLE 5      REGISTRATION RIGHTS....................................11
      SECTION 5.1. Effectiveness of Registration Statement............11
      SECTION 5.2. Suspension.........................................12
      SECTION 5.3. Blue Sky...........................................12


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      SECTION 5.4. Accuracy of Disclosure.............................12
      SECTION 5.5. Indemnification....................................13
      SECTION 5.6. Additional Acts....................................16
      SECTION 5.7. Expenses...........................................16
ARTICLE 6      MISCELLANEOUS..........................................17
      SECTION 6.1. Reports of the Company.............................17
      SECTION 6.2. Rights of Holders..................................17
      SECTION 6.3. Amendment..........................................17
      SECTION 6.4. Notices............................................18
      SECTION 6.5. Governing Law......................................18
      SECTION 6.6. Successors.........................................18
      SECTION 6.7. Multiple Originals.................................18
      SECTION 6.8. Table of Contents..................................18
      SECTION 6.9. Severability.......................................19

EXHIBIT A   Form of Face of Warrant Certificate


                                       ii
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            WARRANT AGREEMENT dated as of April 12, 1999 (this "Agreement"), between CHART INDUSTRIES, INC. a Delaware corporation (the "Company") and the persons listed on the signature pages hereto (each a "Holder" and, collectively, the "Holders").

            WHEREAS, the Company, MVE Holdings, Inc., a Delaware corporation, and certain former members of MVE Investors LLC, a Delaware limited liability company, have executed an Indemnification and Warrant Purchase Agreement dated as of April 12, 1999 (the "Indemnification and Warrant Purchase Agreement");

            WHEREAS, pursuant to the Indemnification and Warrant Purchase Agreement, the Company may be obligated to issue up to an aggregate of 1,000,000 warrants (each a "Warrant" and collectively, "Warrants"), as described herein, which will initially entitle the Holders to purchase from time to time up to an aggregate of 1,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company at a purchase price of $10.00 per share, subject to the adjustments described herein;

            NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   Definitions

            SECTION 1.1. Definitions.

            "Affiliate" means with respect to any Person, any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise or, with respect to any Holder, any member, officer, director, shareholder, partner (general or limited) or employee of such Person.

            "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

            "Business Day" means each day other than Saturday, Sunday or a day on which banking institutions are not required to be open in the State of New York.

            "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

            "Combination" means an event in which the Company consolidates with, merges with or into, or sells all or substantially all of its assets to another Person.

            "Commission" means the Securities and Exchange Commission, or any successor agency or body performing substantially similar functions.

            "Current Market Value" per share of Common Stock or any other security of the Company at any date means the last reported sale price of the Common Stock on the Business Day immediately preceding such date as officially reported by the New York Stock Exchange, or if not then traded on the New York Stock Exchange, as reported in the Nasdaq National Market System ("Nasdaq") for such Business Day, or if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on Nasdaq, the closing bid price for such Business Day as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or similar organization if Nasdaq is no longer reporting such information.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exercise Date" means, for a given Warrant, the day on which such Warrant is exercised pursuant to Section 3.4.

            "Issue Date" means the date the Warrants are issued.

            "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Warrant Certificate" means a registered certificate issued by the Company under this Agreement representing a Warrant.

            "Warrant Shares" mean the shares of Common Stock (and any other securities) for which the Warrants are exercisable.

            SECTION 1.2. Other Definitions.

                                                               Defined in
            Term                                                Section
            ----                                                -------
            "Agreement" .......................................Recitals
            "Cashless Exercise"................................3.4
            "Combination Agent"................................4.3(b)
            "Common Stock".....................................Recitals
            "Company"..........................................Recitals
            "Company Indemnified Parties"......................5.5(b)
            "Delivering Seller"................................5.5(a)
            "Exercise Price"...................................3.1
            "Expiration Date"..................................3.2
            "Holder"...........................................Recitals


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            "Indemnification and Warrant Purchase Agreement....Recitals
            "Holder Indemnified Parties".......................5.5(a)
            "Nasdaq"...........................................1.1
            "Notes"............................................Recitals
            "Period"...........................................1.1
            "Private Placement Legend..........................2.2(b)
            "Successor Company"................................4.3(a)
            "Transfer Agent"...................................3.5
            "Warrant Shares Registration Statement"............5.1
            "Warrants".........................................Recitals

            SECTION 1.3. Rules of Construction. Unless the text otherwise requires:

                  (i) a defined term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation; and

                  (v) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE 2

                              Warrant Certificates

            SECTION 2.1. Form and Dating. Each Warrant Certificate shall be issued in registered form only, substantially in the form of Exhibit A. The Warrant Certificates may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (including CUSIP numbers) (provided that any such notation, legend or endorsement is in a form acceptable to the Company) and shall bear the legends required by Section 2.2.

            The terms and provisions contained in the form of Warrant annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Agreement. The Company and the Holders, by their execution and delivery of this Agreement, agree to such terms and provisions and to be bound thereby.


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

            SECTION 2.2. Legends. (a) Each Warrant Certificate shall bear the following legend:

      THIS WARRANT ENTITLES THE HOLDER TO PURCHASE ____ SHARES OF COMMON STOCK OF THE COMPANY AT A PURCHASE PRICE OF $10.00 PER SHARE, SUBJECT TO ADJUSTMENT UNDER CERTAIN CIRCUMSTANCES. A COPY OF THE WARRANT AGREEMENT PURSUANT TO WHICH THE WARRANTS HAVE BEEN ISSUED IS AVAILABLE FROM THE COMPANY UPON REQUEST. THIS WARRANT IS TRANSFERABLE ONLY AFTER COMPLIANCE WITH THE PROVISIONS OF THE WARRANT AGREEMENT.

            (b) Except as provided in Section 2.3(b), each Warrant Certificate (and each certificate representing Warrant Shares issued upon exercise of Warrants) shall bear the following legend (the "Private Placement Legend") on the face thereof:

      THE WARRANTS DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT or (ii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE.

            SECTION 2.3. Transfer Provisions. (a) The Warrants may not be offered or sold except (i) pursuant to an effective registration statement under the Securities Act or (ii) upon the delivery by the Holder to the Company of an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, stating that an exemption from registration under the Securities Act is available. WARRANTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON OTHER THAN AN AFFILIATE OF THE HOLDER THEREOF.

            (b) Private Placement Legend. Upon the transfer, exchange or replacement of Warrants or Warrant Shares bearing the Private Placement Legend, the Company shall deliver only Warrants or Warrant Shares, as applicable, that bear the Private Placement Legend, unless such transfer or exchange (i) is effected pursuant to an effective registration statement under the Securities Act or (ii) in the case of Warrant Shares, such Warrant Shares were acquired pursuant to an effective registration statement under the Securities Act or
(iii) there is delivered an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.


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

            (c) General. By its acceptance of any Warrant or Warrant Share bearing the Private Placement Legend, each Holder or holder of a Warrant Share, as applicable, acknowledges the restrictions on transfer of such Warrant or Warrant Share, as applicable, set forth in this Agreement and in the Private Placement Legend and agrees that it shall transfer such Warrant or Warrant Share, as applicable, only as provided in this Agreement.

            SECTION 2.4. Replacement Certificates. If a mutilated Warrant Certificate is surrendered to the Company or if the Holder claims that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Warrant Certificate. Such Holder shall furnish an indemnity sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a Warrant Certificate is replaced. Every replacement Warrant Certificate is an additional obligation of the Company.

                                   ARTICLE 3

                                 Exercise Terms

            SECTION 3.1. Exercise Price. Each Warrant shall initially entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase the number of shares of Common Stock set forth on the face of the Warrant Certificate for a per share exercise price (the "Exercise Price") of $10.00.

            SECTION 3.2. Exercise Period; Restrictions on Exercise. Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time; provided, however, that no Warrant shall be exercisable after the fifth anniversary of the date of the Indemnification and Warrant Purchase Agreement (the "Expiration Date").

            SECTION 3.3. Expiration. Each Warrant shall terminate and become void as of the earlier of (i) the close of business on the Expiration Date or
(ii) the date such Warrant is exercised. The Company shall give notice not less than 90 and not more than 120 days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date; provided, however, that if the Company fails to give notice as provided in this Section 3.3, the Warrants will nevertheless expire and become void on the Expiration Date.

            SECTION 3.4. Manner of Exercise. Warrants may be exercised upon (i) surrender to the Company of the related Warrant Certificate, together with the form of election to purchase Common Stock on the reverse thereof duly filled in and signed by the Holder thereof, and (ii) payment to the Company of the Exercise Price for each

Warrant Share issuable upon the exercise of such Warrants then exercised. Such payment shall be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose or (ii) without the payment of cash, by reducing the number of shares of Common Stock obtainable upon the exercise of a Warrant so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (a) the number of shares of Common Stock issuable as of the Exercise Date upon the exercise of such Warrant (if payment of the Exercise Price were being made in cash) and (b) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with the immediately preceding sentence is herein called a "Cashless Exercise". Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Subject to
Section 3.2, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full or in part, and in the event that a Warrant Certificate is surrendered for exercise of less than all the Warrants represented by such Warrant Certificate at any time prior to the Expiration Date, a new Warrant Certificate representing the remaining Warrants shall be issued. The Company shall duly sign and deliver to the Holders the required new Warrant Certificates.

            SECTION 3.5. Issuance of Warrant Shares. Subject to Section 2.4, upon the surrender of Warrant Certificates and payment of the per share Exercise Price, as set forth in Section 3.4, the Company shall issue and cause the transfer agent for the Common Stock (the "Transfer Agent") to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.6 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. If the Warrant Shares and any cash to be delivered in lieu of fractional Warrant Shares, or other securities or property to which a Holder may be entitled, are to be delivered at such Holder's request to any Person other than such Holder, as a condition to such delivery (i) the Warrant Certificates so surrendered shall be properly endorsed or otherwise shall be in proper form for transfer and (ii) the Holder shall pay to the Company any transfer or other taxes required by reason of the delivery of such Warrant Shares, cash, and/or other securities or property to a Person other than the Holder, or shall establish to the satisfaction of the Company that any such taxes have been paid or are not applicable. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price, as aforesaid; provided, however, that if, at such date, the transfer books for the Warrant Shares shall be closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificates for such Warrant Shares; provided further, however, that such transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 calendar days. Each certificate representing Warrant Shares shall bear the Private Placement Legend except as otherwise provided in Section 2.3(b).

            SECTION 3.6. Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.6, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay at the time of exercise an amount in cash equal to the Current Market Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

            SECTION 3.7. Reservation of Warrant Shares. The Company shall at all times until the Expiration Date keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The Company will keep a copy of this Agreement on file with any appointed Transfer Agent. All Warrant Shares which may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all liens, charges and security interests with respect to the issue thereof. The Company will supply such Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 3.6. The Company will furnish to such Transfer Agent a copy of all notices of adjustments (and certificates related thereto) transmitted to each Holder.

            Before taking any action which would cause an adjustment pursuant to
Article 4 to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company shall take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

            The Company covenants that all shares of Common Stock which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights, and free from all liens, charges and security interests, created by or through the Company, with respect to the issue thereof.

                                   ARTICLE 4

                             Antidilution Provisions

            SECTION 4.1. Changes in Common Stock. In the event that at any time or from time to time after the date of execution of the Indemnification and Warrant Purchase Agreement, the Company shall (i) pay a dividend or make a distribution on its Common Stock payable in shares of its Common Stock or other equity interests of the Company, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock issuable upon exercise of each Warrant immediately after the happening of such event shall be adjusted to a number determined by multiplying the number of shares of Common Stock that such Holder would have owned or have been entitled to receive upon exercise had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock or other shares of capital stock, immediately prior to the record date therefor) by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately after the happening of the events described above and the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to the happening of the events described above; and subject to Section 4.5, the Exercise Price for each Warrant shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such event by the aforementioned fraction. An adjustment made pursuant to this Section 4.1 shall become effective immediately after the effective date of such event, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock or other shares of the Company's capital stock.

            SECTION 4.2. Rights Issue to All Holders of Common Stock. In the event that at any time or from time to time the Company shall issue to all holders of Common Stock, without any charge, rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock other than in connection with the adoption of a shareholder rights plan by the Company, then the Holders shall have the right to participate along with and to the same extent as the holders of Common Stock, pro rata as if the Warrants were exercised in full immediately prior to such issuance.

            SECTION 4.3. Combination; Liquidation. (a) Except as provided in
Section 4.3(b), in the event of a Combination, each Holder shall have the right to receive upon exercise of the Warrants the kind and amount of shares of capital stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event. Unless paragraph (b) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will confirm the Holders' rights pursuant to this Section 4.3(a) and provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Article 4. The provisions of this Section 4.3(a) shall similarly apply to successive Combinations involving any Successor Company.

            (b) In the event of (i) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash or (ii) the dissolution, liquidation or winding-up of the Company, Holders shall be entitled to receive, upon surrender of their Warrant Certificates, distributions on an equal basis with the holders of Common Stock or other securities, issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. In case of any Combination described in this Section 4.3(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding up of the Company, the Company, shall deposit promptly with the Transfer Agent (or such other agent acting in the place of the Transfer Agent for such dissolution, liquidation or winding up of the Corporation (the "Combination Agent") the funds, if any, necessary to pay to the Holders the amounts to which they are entitled as described above. After such funds and the surrendered Warrant Certificates are received, the Transfer Agent (or Combination Agent, as appropriate) shall deliver a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the surrendering Holders.

            (c) In the event of a combination pursuant to which Holders become entitled to receive, upon exercise of the Warrants, capital stock, other securities, property, cash or other distributions pursuant to Sections 4.3(a) or 4.3(b), Holders shall not thereafter be entitled to receive Common Stock upon the exercise of the Warrants.

            SECTION 4.4. Other Events. If any event occurs as to which the foregoing provisions of this Article 4 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock issuable upon exercise of any Warrant.

            SECTION 4.5. Minimum Adjustment. The adjustments required by the preceding Sections of this Article 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of shares of Common Stock issuable upon exercise of Warrants that would otherwise be required shall be made unless and until such adjustment, either by itself or with other adjustments not previously made, increases or decreases by at least 1% the Exercise Price or the number of shares of Common Stock issuable upon exercise of Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article 4 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this
Article 4, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

            SECTION 4.6. Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrants is adjusted, as herein provided, the Company shall deliver to each Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Exercise Price and the number of shares of Common Stock issuable upon exercise of Warrants after giving effect to such adjustment.

            SECTION 4.7. Notice of Certain Transactions. In the event that the Company shall propose to (a) pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (b) offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) issue any (i) shares of Common Stock, (ii) rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock, or (iii) securities convertible into or exchangeable or exercisable for Common Stock (in the case of (i), only if such issuance or adjustment would result in an adjustment hereunder), (d) effect any capital reorganization, reclassification, consolidation or merger, (e) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company or (f) make a tender offer or exchange offer with respect to the Common Stock, the Company shall send to each Holder a notice of such proposed action or offer. Such notice shall specify the record date for the purposes of such dividend, distribution or right, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment pursuant to Article 4 which will be required as a result of such action. Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (a) or (b) above, at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

            SECTION 4.8. Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this
Article 4, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Warrants as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustment and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                                    ARTICLE 5

                               Registration Rights

            SECTION 5.1. Effectiveness of Registration Statement. Subject to
Section 5.2, upon the purchase of at least 500,000 Warrants pursuant to the Indemnification and Warrant Purchase Agreement, the Company shall cause to be filed pursuant to Rule 415 (or any successor provision) of the Securities Act a shelf registration statement covering resales of Warrant Shares by the holders thereof (the "Warrant Shares Registration Statement") and shall use its reasonable best efforts to cause the Warrant Shares Registration Statement to be declared effective as soon as practicable thereafter. Subject to Section 5.2, the Company shall cause the Warrant Shares Registration Statement to remain effective until the earlier of (i) the second anniversary of the date on which the last Warrant has been exercised at a time when the Warrant Shares Registration Statement was not effective or when the use of the prospectus contained therein was suspended and (ii) the date when all the Warrant Shares have been sold pursuant to the Warrant Shares Registration Statement. In connection with the Warrant Shares Registration Statement, (i) the Company shall furnish to each Holder, without charge, at least one copy of the Warrant Shares Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those incorporated by reference), (ii) the Company shall, for so long as the Warrant Shares Registration Statement is effective, deliver to each Holder, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Warrant Shares Registration Statement and any amendment or supplement thereto as such Holder may reasonably request, and the Company consents to the proper use of the prospectus therein and any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Warrant Shares covered by such prospectus and any amendment or supplement thereto, (iii) the Company may require each Holder of Warrants to be exercised in connection with the Warrant Shares Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Warrant Shares as the Company may from time to time reasonably request for inclusion in the Warrant Shares Registration Statement and (iv) the Company shall enter into such agreements (including underwriting agreements) as are appropriate, customary and reasonably necessary in connection with the Warrant Shares Registration Statement.

            SECTION 5.2. Suspension. During any consecutive 365-day period, the Company shall be entitled to suspend the availability of the Warrant Shares Registration Statement for up to two 45 consecutive-day periods (except that the Company may not suspend such availability during the 45 consecutive-day period immediately prior to the Expiration Date) if the Board determines in the exercise of its reasonable judgment that there is a valid business purpose for such suspension and provides notice that such determination was made by the Company's Board to Holders.

            SECTION 5.3. Blue Sky. Upon the filing of the Warrant Shares Registration Statement, the Company shall use its reasonable best efforts to register or qualify the resale of the Warrant Shares under all applicable securities laws, blue sky laws or similar laws of all jurisdictions in the United States in which any Holder may or may be deemed to resell Warrant Shares and shall use its reasonable best efforts to maintain such registration or qualification through the period of time during which the Warrant Shares Registration Statement remains effective; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.3 or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

            SECTION 5.4. Accuracy of Disclosure. The Company represents and warrants to each Holder and agrees for the benefit of each Holder that (i) the Warrant Shares Registration Statement and any amendment thereto will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading; and (ii) no prospectus furnished to such Holder for delivery in connection with the sale of Warrant Shares or the documents incorporated by reference therein, will contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no liability under clause (i) or (ii) of this Section 5.4 with respect to any such untrue statement or omission in the Warrant Shares Registration Statement made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Holders specifically for inclusion therein.

            SECTION 5.5. Indemnification. (a) In connection with the Warrant Shares Registration Statement, the Company agrees to indemnify and hold harmless each Holder and/or holder of Warrant Shares and each Person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling Persons being referred to collectively as the "Holder Indemnified Parties") from and against any losses, damages or liabilities, joint or several, or any actions in respect thereof (including but not limited to any losses, claims, damages, liabilities or actions relating to purchases and sales of the Warrant Shares) to which each Holder Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Warrant Shares Registration Statement or its related prospectus or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Warrant Shares Registration Statement or any preliminary or final prospectus or in any amendment or supplement thereto in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any prospectus relating to the Warrant Shares Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Person to whom there is a prospectus delivery requirement (a "Delivering Seller") that sold the Warrant Shares to the Person asserting any such losses, claims, damages or liabilities to the extent that any such loss, claim, damage or liability of such Delivering Seller results from the failure to send or give to such Person, on or prior to the written confirmation of such sale, a copy of the relevant prospectus, as amended and supplemented, provided that (I) the Company shall have previously furnished copies thereof to such Delivering Seller in accordance with this Agreement and
(II) such furnished prospectus, as amended and supplemented, would have corrected any such untrue statement or omission or alleged untrue statement or omission; and (iii) this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Holder Indemnified Party.

            (b) In connection with the Warrant Shares Registration Statement, the Holders agree to indemnify and hold harmless the Company and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (the Company and such controlling Persons being referred to collectively as the "Company Indemnified Parties") from and against any losses, damages or liabilities, joint or several, or any actions in respect thereof (including but not limited to any losses, claims, damages, liabilities or actions relating to purchases and sales of the Warrant Shares) to which each Company Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Warrant Shares Registration Statement or its related prospectus or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission of a material fact required therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that such Holder shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Warrant Shares Registration Statement or any preliminary or final prospectus or in any amendment or supplement thereto in reliance upon and in conformity with written information pertaining to such Holder and furnished to such Holder by or on behalf of the Company specifically for inclusion therein.

            (c) Promptly after receipt by an indemnified party under this
Section 5.5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5.5, notify the indemnifying party in writing of the claim or the commencement of the action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 5.5 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 5.5(a) or 5.5(b) herein. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 5.5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other Holders and their respective officers, employees and controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by an indemnified party against the indemnifying party under this Section 5.5 if, in the reasonable judgment of the indemnified party it is advisable for the indemnified party and those Holders, officers, employees and controlling Persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Section 5.5(a) and 5.5(b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent or if there is a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 5.5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5.5(a) or 5.5(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 5.5(d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5.5(d) shall be deemed to include, subject to limitations set forth above, for purposes of this Section 5.5(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.5(d), no Holder shall be required to indemnify or contribute any amount in excess of the amount by which proceeds received by such Holder from an offering of the Warrant Shares exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 5.5(d) are several and not joint. The remedies provided for in this Section 5.5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            (e) The agreements contained in this section shall survive the exercise of the Warrant Shares, and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

            SECTION 5.6. Additional Acts. If the issuance or sale of any Common Stock or other securities issuable upon the exercise of the Warrants requires registration or approval of any governmental authority (other than the registration requirements under the Securities Act), or the taking of any other action under the laws of the United States of America or any political subdivision thereof before such securities may be validly offered or sold in compliance with such laws, then the Company covenants that it will, in good faith and as expeditiously as reasonably possible, use all reasonable efforts to secure and maintain such registration or approval or to take such other action, as the case may be.

            SECTION 5.7. Expenses. All expenses (other than any underwriting discounts or commissions) incident to the Company's performance of or compliance with its obligations under this Article 5 will be borne by the Company, including, without limitation: (i) all Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws, (iii) all expenses of any Persons incurred by or on behalf of the Company in preparing or assisting in preparing, printing and distributing the Warrant Shares Registration Statement or any other registration statement, prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Article 5, (iv) the fees and disbursements of counsel for the Company, and (v) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or comfort letters required by or incident to such performance and compliance.

                                    ARTICLE 6

                                  Miscellaneous

            SECTION 6.1. Reports of the Company. The Company agrees to provide to each Holder, without cost to such Holder, copies of the annual reports that the Company files with the Commission (to the extent such filings are accepted by the Commission) and any other documents that the Company mails to holders of Common Stock within 15 days after the date such reports or other documents are mailed to holders of Common Stock.

            SECTION 6.2. Rights of Holders. Holders of unexercised Warrants are not entitled to (i) receive dividends or other distributions, (ii) receive notice of or vote at any meeting of the stockholders, (iii) consent to any action of the stockholders, (iv) receive notice as stockholders of any other proceedings of the Company, (v) exercise any preemptive rights or (vi) exercise any other rights whatsoever as stockholders of the Company.

            SECTION 6.3. Amendment. This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the Company may deem necessary or desirable (including, without limitation, any addition or modification to provide for compliance with the transfer restrictions set forth herein); provided, however, that such action shall not adversely affect the rights of any of the Holders. Any amendment or supplement to this Agreement that has an adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the then outstanding Warrants. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares issuable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided herein) or the exercise period with respect to the Warrants would be shortened. In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

            SECTION 6.4. Notices. Any notice or communication shall be in writing and delivered in Person or mailed by first-class mail addressed as follows:

            if to the Company:

            Chart Industries, Inc.
            5885 Landerbrook Drive
            Suite 150
            Mayfield Heights, OH 44114-2688
            Attention: Chief Financial Officer

            with a copy to:

            Calfee, Halter & Griswold LLP
            1400 McDonald Investment Center
            800 Superior Avenue
            Cleveland, Ohio 44114-2688
            Attention: Thomas F. McKee

            Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on Exhibit B hereto or such other address as such Holder shall notify the Company in writing.

            Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

            SECTION 6.5. Governing Law. The laws of the State of Delaware shall govern this Agreement and the Warrants.

            SECTION 6.6. Successors. All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors.

            SECTION 6.7. Multiple Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

            SECTION 6.8. Table of Contents. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not a part this Agreement and shall not modify or restrict any of the terms or provisions hereof.

            SECTION 6.9. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              CHART INDUSTRIES, INC.

                              BY: /s/ Arthur S. Holmes
                                  -----------------------------------
                                  Arthur S. Holmes
                                  Chairman and Chief Executive Officer


                              THE MEMBERS:

                              ACI CAPITAL I, LLC

                              BY: /s/ Kevin S. Penn
                                  ------------------------------
                                  Name: Kevin S. Penn
                                  Title: President


                              AMERICAN SECURITIES PARTNERS, L.P.

                              By:   American Securities Associates, L.P.,
                                    its general partner

                              By:   American Securities Partners GP
                                    (Management) Corp.

                              BY: Authorized Representative
                                  -----------------------------
                                  Name:
                                  Title:


                              MVE CRYOGENICS LLC

                              BY: Authorized Representative
                                  ------------------------------
                                  Name:
                                  Title:

                              CRM/MVE CAPITAL LLC

                              By:   Cramer Rosenthal McGlynn, Inc.,
                                    as Manager

                              BY: /s/ Eugene Trainor
                                  --------------------------
                                  Name: Eugene Trainor
                                  Title: EVP, COO


                              TANGENT LLC

                              BY: Authorized Representative
                                  ------------------------------
                                  Name:
                                  Title:


                              FERTOSA LLC

                              BY: Authorized Representative
                                  ------------------------------
                                  Name:
                                  Title:


                        BURDEN DIRECT INVESTMENT FUND II

                              By:   William A.M. Burden & Co., L.P.,
                                    its general partner

                              By:   Burden Brothers, Inc.,
                                    its sole general partner

                              BY: /s/ Jeffrey A. Weber
                                  -----------------------------
                                  Name: Jeffrey A. Weber
                                  Title: President and CEO

                                                                       EXHIBIT A

                       FORM OF FACE OF WARRANT CERTIFICATE

            THIS WARRANT ENTITLES THE HOLDER TO PURCHASE ______ SHARES OF COMMON STOCK OF THE COMPANY AT A PURCHASE PRICE OF $10.00 PER SHARE, SUBJECT TO ADJUSTMENT UNDER CERTAIN CIRCUMSTANCES. A COPY OF THE WARRANT AGREEMENT PURSUANT TO WHICH THE WARRANTS HAVE BEEN ISSUED IS AVAILABLE FROM THE COMPANY UPON REQUEST. THIS WARRANT IS TRANSFERABLE ONLY AFTER COMPLIANCE WITH THE PROVISIONS OF THE WARRANT AGREEMENT

            THE WARRANTS DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (ii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE.

No.                                               Certificate for _____ Warrants

                      WARRANTS TO PURCHASE COMMON STOCK OF

                             CHART INDUSTRIES, INC.

            THIS CERTIFIES THAT __________, or his (or its) registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at his (or its) option and subject to the provisions contained herein and in the Agreement referred to below, to purchase from Chart Industries, Inc., a Delaware corporation ("the Company"), ________ shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") at the per share exercise price of $10.00 (the "Exercise Price"), or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on April 12, 2004 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares of Common Stock issuable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Agreement.

            This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of April 12, 2004 (the "Agreement"), between the Company and the Holder hereof, and is subject to the terms and provisions contained in the Agreement. Reference is hereby made to the Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company and the Holders. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. A copy of the Agreement may be obtained for inspection by the Holder hereof upon written request to the Company at Chart Industries, Inc., 5885 Landerbrook Drive, Suite 150, Mayfield Heights, Ohio 44124.

            Subject to the terms of the Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash to the Company or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were paid in cash) and (2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share of Common Stock as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

            This Warrant requires the Holder to comply with certain certification and opinion delivery requirements under certain circumstances to validly exercise the Warrant.

            As provided in the Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time, provided, however, that no Warrant shall be exercisable after April 12, 2004. This Warrant is entitled to the benefit of certain registration rights contained in the Agreement.

            In the event the Company enters into a Combination, the Holder hereof will be entitled to receive upon exercise of the Warrants only the kind and amount of shares of capital stock or other securities or other property of such surviving entity as the Holder would have been entitled to receive upon or as a result of the Combination had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive only such cash distributions as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination, less the Exercise Price.

            As provided in the Agreement, the number of shares of Common Stock issuable upon the exercise of the Warrants and the Exercise Price are subject to adjustment upon the happening of certain events.

            The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 2.3 of the Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the issuance of the Warrant Shares.

            Upon any partial exercise of the Warrants, there shall be signed and issued to the Holder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Company by mailing or presenting this Warrant Certificate, properly endorsed and with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value per Warrant Share on the day immediately preceding the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

            All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

            The holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company as the absolute owner of the Warrant Certificate for all purposes whatsoever and the Company shall not be affected by notice to the contrary.

            The Warrants do not entitle any holder hereof to any of the rights of a shareholder of the Company.

            This Warrant shall be governed by the laws of the State of Delaware.

            This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been signed by the Company.


                              CHART INDUSTRIES, INC.


                              By:____________________________________
                                 Arthur S. Holmes
                                 Chairman and Chief Executive Officer

DATED: April 12, 1999


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

                   FORM OF ELECTION TO PURCHASE WARRANT SHARES

                 (to be executed only upon exercise of Warrants)

                             CHART INDUSTRIES, INC.

            The undersigned hereby irrevocably elects to exercise Warrants at an exercise price per Warrant (subject to adjustment) of $10.00 and acquire _____ shares of Common Stock, par value $0.01 per share, of Chart Industries, Inc. on the terms and conditions specified within the Warrant Certificate and the Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to Chart Industries, Inc. and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:____________, ____

                                     (Signature of Owner)

                                     (Street Address)

                                     (City) (State)      (Zip Code)

                                     Signature Guaranteed by:

                                     Signature must be guaranteed by an
                                     eligible Guarantor Institution (banks,
                                     stock brokers, savings and loan
                                     associations and credit unions) with
                                     membership in an approved guarantee
                                     medallion program pursuant to Securities and Exchange Commission Rule 17Ad-5

      The signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed.

Securities and/or checks should be issued to:

Please insert social security or identifying number:


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

      Name:_____________________________________________________________________

      Street Address:___________________________________________________________

      City, State and Zip Code:_________________________________________________

Any unexercised Warrants represented by the Warrant Certificate should be issued to:

      Please insert social security or identifying number:

      Name:_____________________________________________________________________

      Street Address:___________________________________________________________

      City, State and Zip Code:_________________________________________________


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

                             FORM OF TRANSFER NOTICE

            FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

(Please print or type name and address including zip code of assignee)

the within Warrant and all rights thereunder, hereby irrevocably constituting and appointing _________________________ attorney to transfer such Warrant on the books of the Company with full power of substitution in the premises.

            In connection with any transfer of this Warrant occurring prior to the date which is the earlier of the date of an effective Registration Statement or the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that this Warrant is being transferred and documents are being furnished which comply with the conditions of transfer set forth in this Warrant and the Agreement.

Date:____________________________    ________________________

                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or any change whatsoever.


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